FIRST FUNDS

FIRST ELITE MONEY MARKET

Class A

Supplement dated January 14, 2009
to the Prospectus dated August 28, 2008

Effective January 14, 2009, the Distribution (12b-1) fee for Class A Shares of First Elite Money Market will be reduced voluntarily. From time to time, the Advisor may further limit expenses to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when fixed expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated at any time without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE